UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 24, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)

Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

America West Holdings Corporation, a wholly owned subsidiary of US Airways Group, Inc., ("US Airways Group") announced today that it has given notice of full redemption to the holders of its 7.5% Convertible Senior Notes due 2009 (the "Notes"). The redemption date of the Notes has been set for April 13, 2006. The aggregate principal amount outstanding of the Notes is $112,299,302.

Holders of the Notes will receive $1,053.42 in cash per $1,000 principal amount of Notes, which includes accrued and unpaid interest up to, but not including, the date of redemption. A notice of redemption has been sent to all registered note holders as of March 24, 2006. Copies of the notice may be obtained from the trustee and paying agent, Wilmington Trust Company, by calling (302) 636-6016.

Holders of the Notes have the right, at any time at or prior to 5:00 p.m., New York City time, on April 11, 2006, the date that is two business days prior to the redemption date, to convert the Notes in integral multiples of $1,000 into shares of the common stock of US Airways Group at a price of $29.09 per share, or 34.376 shares per $1,000 principal amount. As indicated in the notice of redemption, to convert the Notes, a holder must deliver to the Depository Trust Company ("DTC") the appropriate instruction form for conversion pursuant to DTC's conversion program and must pay any transfer taxes or other applicable taxes or duties, if required.

A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description
99.1	Press release dated March 27, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: March 27, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: March 27, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel
America West Airlines, Inc. (REGISTRANT)
Date: March 27, 2006	By: /s/ James E. Walsh III James E. Walsh III Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated March 27, 2006.